UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS		02494

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01. Entry into a Material Definitive Agreement

     On March 22, 2005, the board of directors of Brooktrout, Inc. approved an amendment to its 2001 Stock Option and Incentive Plan increasing the number of shares of common stock authorized for issuance under the plan from 1,500,000 to 1,900,000 shares. In addition, the board of directors approved the following two amendments, the effectiveness of which was contingent upon approval of the increase in authorized shares submitted to the stockholders for approval at the annual meeting. These amendments were as follows:

•	an amendment prohibiting the award of options to purchase common stock with an exercise price below the fair market value of the company’s common stock on the grant date; and

•	an amendment prohibiting amendments to outstanding options to provide a lower exercise price or the cancellation of outstanding options in exchange for new awards under the plan covering the same or a different number of shares of common stock and having a lower exercise price per share than the cancelled option.

     On May 5, 2005, the company held its 2005 annual meeting of stockholders at which our stockholders approved the proposed amendment to the plan increasing the number of shares of common stock authorized for issuance thereunder from 1,500,000 to 1,900,000 shares. Accordingly, the additional amendments relating to the prohibition of below market option grants and option repricings as described above also became effective.

     The 2001 Stock Option and Incentive Plan, as amended, is attached as Annex A to our definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2005, and filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For a further discussion of each of these amendments and a description the company’s 2001 Stock Option and Incentive Plan, as amended, please refer to “Proposal Two: Amendment to 2001 Stock Option and Incentive Plan” set forth in the company’s definitive Proxy Statement.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.
Date: May 26, 2005	By:	/s/ Eric R. Giler
Eric R. Giler
President (Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Brooktrout, Inc. 2001 Stock Option and Incentive Plan (incorporated by reference to the company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2005 (File No. 000-20698).